Supplement to the
Fidelity® Select Portfolios®
Energy Sector
April 29, 2013
Prospectus

Effective August 1, 2013, each fund will be managed by Fidelity SelectCo, LLC ("SelectCo") pursuant to a management contract between each fund and SelectCo. SelectCo's principal business address is 1225 17th Street, Denver, Colorado. As the manager, SelectCo has overall responsibility for directing each fund's investments and handling its business affairs.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, the group fee rate component of each fund's management fee will be based on the assets of registered investment companies managed by SelectCo as well as the assets of registered investment companies with which FMR has management contracts.

The following information replaces similar information for Energy Service Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Jonathan Kasen (lead portfolio manager) has managed the fund since July 2010.

Ben Shuleva (co-manager) has managed the fund since August 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 20.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information for Jonathan Kasen found in the "Fund Management" section on page 24.

Jonathan Kasen is lead portfolio manager of Energy Service Portfolio, which he has managed since July 2010. Since joining Fidelity Investments in 2006, Mr. Kasen has worked as a research analyst and portfolio manager.

Ben Shuleva is co-manager of Energy Service Portfolio, which he has managed since August 2013. Since joining Fidelity Investments in 2008, Mr. Shuleva has worked as a research analyst and portfolio manager.

The following information replaces similar information found in the Fund Management section on page 24.

The group fee rate is based on the average net assets of all the mutual funds advised by SelectCo or Fidelity Management & Research Company.

SELNR-13-04  August 23, 2013
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